UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02589

Eaton Vance Series Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Tax-Managed Growth Fund 1.0
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2022
Eaton Vance
Tax-Managed Growth Fund 1.0

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average returned -6.86%; the S&P 500®, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.
Fund Performance
For the 12-month period ended December 31, 2022, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) returned -19.92% at net asset value (NAV), underperforming its benchmark, the S&P 500® Index (the Index), which returned -18.11%.
On an individual stock basis, the largest detractors from Fund performance versus the Index during the period were overweight positions in Alphabet, Inc. (Alphabet) and Meta Platforms, Inc. (Meta), as well as an out-of-Index position in Twilio, Inc. (Twilio).
The share price of Google parent company Alphabet declined during the period. While Alphabet’s cloud-storage business reported strong results, decelerating growth in digital advertising revenue during the period led to disappointing earnings that weighed on the company’s stock performance.
Twilio develops software that enables customers to integrate voice, text messaging, and chat functions into their own websites. Twilio’s stock appreciated as demand accelerated early in the pandemic, but declined significantly during the period as sales growth slowed, the company experienced internal execution challenges, and rising interest rates depressed the valuations of technology stocks in general.
Facebook parent company Meta’s share price declined as a result of investor concerns about softening user engagement with Facebook, and the 2021 announcement of a shift in the company’s direction toward the “metaverse” -- a virtual-reality environment -- which will require significant capital investment.
On a sector basis, stock selections and an overweight position in the communication services sector; stock selections in the information technology sector; and an underweight position in the energy sector -- the best-performing sector within the Index during the period -- detracted from Fund performance versus the Index.
In contrast, the largest individual stock contributors to Fund performance relative to the Index were an underweight position in Tesla, Inc. (Tesla) and an overweight position in Eli Lilly & Co. (Eli Lilly).
Underweighting Tesla helped relative returns as the electric car maker’s stock price sank during the period. Lower consumer demand for automobiles, price cuts in response to increased competition, and the exceedingly high valuation the stock had reached previously all weighed on Tesla’s share price. Investors were also concerned that Tesla CEO Elon Musk’s attention was being diverted by his purchase of social media firm Twitter.
Shares of Eli Lilly -- a global drug maker specializing in diabetes, oncology, and immunology therapies – increased in price during the period, driven by strong results and a favorable growth outlook for its key diabetes and obesity franchises. Investor optimism over its development pipeline, including a promising medicine for Alzheimer’s disease, was an additional tailwind for Eli Lilly’s stock price.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Management’s Discussion of Fund Performance† — continued

On a sector basis, contributors to the Fund’s performance versus the Index during the period included stock selections in the consumer discretionary sector and stock selections and overweight positions in both the financials and health care sectors.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Performance

Portfolio Manager(s) Yana S. Barton, CFA and Kenneth D. Zinner, CFA
% Average Annual Total Returns[1,2]	Fund Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	03/29/1966	03/29/1966	(19.92)%	8.79%	12.03%

S&P 500® Index	—	—	(18.11)%	9.42%	12.56%
% After-Tax Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
After Taxes on Distributions	03/29/1966	03/29/1966	(20.07)%	8.57%	11.73%
After Taxes on Distributions and Sale of Fund Shares	—	—	(11.63)	7.22	10.29
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	6.2%
Microsoft Corp.	4.3
Amazon.com, Inc.	2.4
Alphabet, Inc., Class C	2.3
Eli Lilly & Co.	2.2
Berkshire Hathaway, Inc., Class B	2.0
JPMorgan Chase & Co.	1.8
Alphabet, Inc., Class A	1.8
UnitedHealth Group, Inc.	1.7
Exxon Mobil Corp.	1.5
Total	26.2%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest individual federal income tax rates in effect at the time of the distributions and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Fund profile subject to change due to active management.
Important Notice to Shareholders
The Fund typically meets redemptions of Fund shares by distributing portfolio securities equal in value to the Fund shares being redeemed. The selection of each security to be distributed in a redemption is in the sole discretion of the Fund’s investment adviser. Settlement of redemptions ordinarily will occur within five business days of the processing of a redemption, provided that all requested delivery information has been provided by the redeeming shareholder. Redeeming shareholders will be exposed to the risk of fluctuations in the value of the securities distributed by the Fund upon redemptions until the securities are received and/or sold by the shareholder. If portfolio securities distributed to meet a redemption are sold by the redeeming shareholder, the shareholder will incur brokerage commissions or other transaction costs. Shareholders should consult with their financial intermediary in connection with a redemption request. Questions concerning redemptions may be directed to Eaton Vance Investor Services at 1-866-910-2425.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
	$1,000.00	$1,029.80	$2.35	0.46%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,022.89	$2.35	0.46%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost $184,666,177)	$ 1,096,536,632
Total assets	$1,096,536,632
Liabilities
Payable for Fund shares redeemed	$ 1,331,920
Payable to affiliates:
Trustees' fees	125
Accrued expenses	118,970
Total liabilities	$ 1,451,015
Net Assets	$1,095,085,617
Sources of Net Assets
Paid-in capital	$ 23,850,521
Distributable earnings	1,071,235,096
Net Assets	$1,095,085,617
Net Asset Value and Redemption Price Per Share
($1,095,085,617 ÷ 660,473 shares of beneficial interest outstanding)	$ 1,658.03

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $110,225)	$ 16,254,703
Expenses allocated from Portfolio	(5,138,006)
Total investment income from Portfolio	$ 11,116,697
Expenses
Trustees’ fees and expenses	$ 500
Custodian fee	64,527
Transfer and dividend disbursing agent fees	110,497
Professional fees	48,524
Printing and postage	7,367
Miscellaneous	19,585
Total expenses	$ 251,000
Net investment income	$ 10,865,697
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions(1)	$ 29,098,517
Foreign currency transactions	1,166
Net realized gain	$ 29,099,683
Change in unrealized appreciation (depreciation):
Investments	$ (323,047,042)
Foreign currency	(6,853)
Net change in unrealized appreciation (depreciation)	$(323,053,895)
Net realized and unrealized loss	$(293,954,212)
Net decrease in net assets from operations	$(283,088,515)
(1)	Includes $32,821,994 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,865,697	$ 8,995,090
Net realized gain	29,099,683	27,647,799
Net change in unrealized appreciation (depreciation)	(323,053,895)	256,428,753
Net increase (decrease) in net assets from operations	$ (283,088,515)	$ 293,071,642
Distributions to shareholders	$ (10,821,313)	$ (9,096,319)
Net decrease in net assets from Fund share transactions	$ (49,018,179)	$ (42,648,813)
Net increase (decrease) in net assets	$ (342,928,007)	$ 241,326,510
Net Assets
At beginning of year	$ 1,438,013,624	$ 1,196,687,114
At end of year	$1,095,085,617	$1,438,013,624

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Financial Highlights

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 2,090.220	$ 1,683.170	$ 1,378.390	$ 1,075.910	$ 1,146.130
Income (Loss) From Operations
Net investment income(1)	$ 16.074	$ 12.915	$ 14.813	$ 15.815	$ 14.556
Net realized and unrealized gain (loss)	(432.164)	407.235	304.817	302.465	(70.176)
Total income (loss) from operations	$ (416.090)	$ 420.150	$ 319.630	$ 318.280	$ (55.620)
Less Distributions
From net investment income	$ (16.100)	$ (13.100)	$ (14.850)	$ (15.800)	$ (14.180)
Tax return of capital	—	—	—	—	(0.420)
Total distributions	$ (16.100)	$ (13.100)	$ (14.850)	$ (15.800)	$ (14.600)
Net asset value — End of year	$1,658.030	$2,090.220	$1,683.170	$1,378.390	$1,075.910
Total Return(2)	(19.92)%	25.04%	23.49%	29.83%	(5.04)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,095,086	$ 1,438,014	$ 1,196,687	$ 1,033,733	$ 861,445
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.45% (4)	0.45%	0.46%	0.47%	0.48%
Net investment income	0.91%	0.68%	1.06%	1.27%	1.23%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (3.6% at December 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”
A  Investment Valuation— Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$10,821,313	$9,096,319
During the year ended December 31, 2022, distributable earnings was decreased by $47,275,021 and paid-in capital was increased by $47,275,021 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund's investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,484
Deferred capital losses	(2,308,588)
Net unrealized appreciation	1,073,542,200
Distributable earnings	$1,071,235,096
At December 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $2,308,588 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2022, $2,308,588 are short-term.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate (Year Ended December 31, 2022)*	Annual Fee Rate (Effective January 13, 2023)**
Up to $500 million	0.6250%	0.5575%
$500 million but less than $1 billion	0.5625%	0.4950%
$1 billion but less than $1.5 billion	0.5000%	0.4325%
$1.5 billion but less than $7 billion	0.4375%	0.3700%
$7 billion but less than $10 billion	0.4250%	0.3575%
$10 billion but less than $15 billion	0.4125%	0.3450%
$15 billion but less than $20 billion	0.4000%	0.3325%
$20 billion but less than $25 billion	0.3900%	0.3225%
$25 billion but less than $30 billion	0.3800%	0.3125%
$30 billion but less than $35 billion	0.3700%	0.3020%
$35 billion but less than $45 billion	0.3650%	0.2970%
$45 billion and over	0.3600%	0.2920%
*	Pursuant to an amendment to the investment advisory agreement effective July 1, 2022, EVM contractually agreed to reduce its investment adviser fee rate of the average daily net assets of $30 billion and over to the rates as stated above.
**	Pursuant to an amendment to the investment advisory agreement effective January 13, 2023, EVM agreed to reduce the annual fee rate of the average daily net asset levels as stated above in order to approximately match the effective annualized fee rate in effect prior the redemption described in Note 10 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.
For the year ended December 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its pro rata share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator to the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, EVM earned $49,894 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Investment Transactions
For the year ended December 31, 2022, increases and decreases in the Fund's investment in the Portfolio aggregated $318,711 and $59,044,227, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $51,327,711.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Notes to Financial Statements — continued

5  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Issued to shareholders electing to receive payments of distributions in Fund shares	1,648	$ 2,795,159	1,260	$ 2,394,884
Redemptions	(29,146)	(51,813,338)	(24,262)	(45,043,697)
Net decrease	(27,498)	$(49,018,179)	(23,002)	$(42,648,813)

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.0:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the "Fund") (one of the funds constituting Eaton Vance Series Trust), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2023 showed the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended December 31, 2022, the Fund designates approximately $15,952,294, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value
Aerospace & Defense — 1.5%
Boeing Co. (The)(1)	863,906	$ 164,565,455
General Dynamics Corp.	117,410	29,130,595
Hexcel Corp.	107,007	6,297,362
Howmet Aerospace, Inc.	5,004	197,208
Huntington Ingalls Industries, Inc.	2,299	530,333
L3Harris Technologies, Inc.(1)	8,540	1,778,113
Lockheed Martin Corp.	138,128	67,197,891
Northrop Grumman Corp.	80,149	43,730,096
Raytheon Technologies Corp.	1,478,175	149,177,421
Textron, Inc.	9,973	706,088
TransDigm Group, Inc.	3,386	2,131,995
		$ 465,442,557
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	220,616	$ 20,199,601
Expeditors International of Washington, Inc.	22,997	2,389,848
FedEx Corp.	331,022	57,333,011
GXO Logistics, Inc.(1)	97,791	4,174,698
United Parcel Service, Inc., Class B	1,141,617	198,458,699
		$ 282,555,857
Airlines — 0.0%(2)
American Airlines Group, Inc.(1)	61,732	$ 785,231
Delta Air Lines, Inc.(1)	61,964	2,036,137
Southwest Airlines Co.(1)	28,371	955,252
		$ 3,776,620
Auto Components — 0.2%
Adient PLC(1)	1,755	$ 60,881
Aptiv PLC(1)	136,078	12,672,944
BorgWarner, Inc.	800	32,200
Dorman Products, Inc.(1)	20,730	1,676,435
Fox Factory Holding Corp.(1)	800	72,984
Garrett Motion, Inc.(1)	6,726	51,252
Gentex Corp.	1,443,192	39,355,846
		$ 53,922,542
Automobiles — 0.4%
Ford Motor Co.	1,219,179	$ 14,179,052
General Motors Co.	96,097	3,232,703
Harley-Davidson, Inc.	800	33,280
Mercedes-Benz Group AG	18,000	1,177,200
Security	Shares	Value
Automobiles (continued)
Tesla, Inc.(1)	831,819	$ 102,463,464
Toyota Motor Corp. ADR	5,100	696,558
		$ 121,782,257
Banks — 4.0%
Bank of America Corp.	4,639,249	$ 153,651,927
Bank of Hawaii Corp.	557	43,201
Citigroup, Inc.	943,509	42,674,912
Commerce Bancshares, Inc.	83,450	5,680,441
Community Bank System, Inc.	31,868	2,006,091
Cullen/Frost Bankers, Inc.	8,717	1,165,463
CVB Financial Corp.	608,432	15,667,124
Fifth Third Bancorp	1,746,528	57,303,584
First Citizens BancShares, Inc., Class A	92	69,769
First Republic Bank	2,010	244,999
Glacier Bancorp, Inc.	40,000	1,976,800
HSBC Holdings PLC	220,592	1,370,820
Huntington Bancshares, Inc.	161,963	2,283,678
JPMorgan Chase & Co.	4,189,148	561,764,747
KeyCorp	72,748	1,267,270
Live Oak Bancshares, Inc.(1)	15,000	453,000
M&T Bank Corp.	122,474	17,766,078
Pinnacle Financial Partners, Inc.	34,686	2,545,952
PNC Financial Services Group, Inc. (The)	128,442	20,286,129
Regions Financial Corp.	762,628	16,442,260
Signature Bank	3,359	387,024
Societe Generale S.A.	405,793	10,178,763
SVB Financial Group(1)	31,685	7,291,986
Toronto-Dominion Bank (The)	569	36,848
Truist Financial Corp.	1,748,498	75,237,869
U.S. Bancorp	1,120,019	48,844,029
Webster Financial Corp.	83,390	3,947,683
Wells Fargo & Co.	3,765,488	155,477,000
Western Alliance Bancorp	23,987	1,428,666
Zions Bancorp N.A.	53,870	2,648,249
		$ 1,210,142,362
Beverages — 2.4%
Anheuser-Busch InBev SA/NV ADR	75,379	$ 4,525,755
Boston Beer Co., Inc. (The), Class A(1)	3,130	1,031,398
Brown-Forman Corp., Class A	17,399	1,144,158
Brown-Forman Corp., Class B	420,049	27,588,818
Coca-Cola Co. (The)	4,156,700	264,407,687
Constellation Brands, Inc., Class A	130,991	30,357,164
Diageo PLC ADR	9,771	1,741,095
Duckhorn Portfolio, Inc. (The)(1)	281,374	4,662,367

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Beverages (continued)
Keurig Dr Pepper, Inc.(1)	21,979	$ 783,771
Monster Beverage Corp.(1)	135,741	13,781,784
PepsiCo, Inc.	2,133,929	385,515,613
		$ 735,539,610
Biotechnology — 2.9%
2seventy bio, Inc.(1)	166	$ 1,555
AbbVie, Inc.	1,446,034	233,693,555
Agios Pharmaceuticals, Inc.(1)	20,092	564,183
Alkermes PLC(1)	5,000	130,650
Alnylam Pharmaceuticals, Inc.(1)	9,409	2,236,049
Amgen, Inc.	733,953	192,765,416
Argenx SE ADR(1)	308,910	117,024,375
Biogen, Inc.(1)	30,908	8,559,043
Bluebird Bio, Inc.(1)	500	3,460
Exact Sciences Corp.(1)	71,318	3,530,954
Gilead Sciences, Inc.	1,296,952	111,343,329
Incyte Corp.(1)	115,317	9,262,262
Moderna, Inc.(1)	343,592	61,715,995
Natera, Inc.(1)	14,283	573,748
Neurocrine Biosciences, Inc.(1)	219,845	26,258,287
Regeneron Pharmaceuticals, Inc.(1)	36,848	26,585,464
Seagen, Inc.(1)	5,662	727,624
Vertex Pharmaceuticals, Inc.(1)	348,982	100,779,022
		$ 895,754,971
Building Products — 0.5%
A.O. Smith Corp.	32,488	$ 1,859,613
Advanced Drainage Systems, Inc.	17,409	1,427,016
Allegion PLC(1)	123	12,947
Carlisle Cos., Inc.	71,809	16,921,791
Carrier Global Corp.	250,906	10,349,872
Fortune Brands Innovations, Inc.	17,806	1,016,901
Johnson Controls International PLC(1)	356,904	22,841,856
Lennox International, Inc.	381,979	91,380,836
Masco Corp.	40,088	1,870,907
Masterbrand, Inc. (1)	16,206	122,355
Resideo Technologies, Inc.(1)	11,209	184,388
Trane Technologies PLC	65,379	10,989,556
Trex Co., Inc.(1)	3,070	129,953
		$ 159,107,991
Capital Markets — 4.1%
Affiliated Managers Group, Inc.	58,641	$ 9,290,494
Ameriprise Financial, Inc.	93,679	29,168,830
Ares Management Corp., Class A(1)	44,772	3,064,196
Security	Shares	Value
Capital Markets (continued)
Bank of New York Mellon Corp. (The)	676,857	$ 30,810,531
BlackRock, Inc.	48,955	34,690,982
Blackstone, Inc.	192,444	14,277,420
Brookfield Asset Management, Ltd., Class A(1)	68,546	1,965,214
Brookfield Corp.	272,575	8,575,210
Carlyle Group, Inc. (The)	457,373	13,648,010
Cboe Global Markets, Inc.	194,278	24,376,061
Charles Schwab Corp. (The)	2,536,663	211,202,561
CME Group, Inc.	247,535	41,625,486
FactSet Research Systems, Inc.	97,345	39,055,787
Federated Hermes, Inc., Class B	66,210	2,404,085
Franklin Resources, Inc.	150,264	3,963,964
Goldman Sachs Group, Inc. (The)	1,029,079	353,365,147
Intercontinental Exchange, Inc.	154,759	15,876,726
Invesco, Ltd.	9,697	174,449
LPL Financial Holdings, Inc.	160,206	34,631,731
Moody's Corp.	270,102	75,255,819
Morgan Stanley(3)	1,060,257	90,143,050
Morningstar, Inc.	4,694	1,016,674
MSCI, Inc.	10,320	4,800,554
Nasdaq, Inc.	237,741	14,585,410
Northern Trust Corp.	383,848	33,966,710
Raymond James Financial, Inc.	110,958	11,855,862
S&P Global, Inc.(1)	233,199	78,107,673
SEI Investments Co.	159,600	9,304,680
State Street Corp.	200,705	15,568,687
T. Rowe Price Group, Inc.	316,904	34,561,550
UBS Group AG(1)	9	168
		$ 1,241,333,721
Chemicals — 1.4%
AdvanSix, Inc.(1)	968	$ 36,803
Air Products and Chemicals, Inc.	25,995	8,013,219
Albemarle Corp.	100,158	21,720,264
Balchem Corp.	24,992	3,051,773
Cabot Corp.	16,510	1,103,528
Celanese Corp.	23,540	2,406,730
Chemours Co. (The)	147	4,501
Corteva, Inc.(1)	240,354	14,128,008
Dow, Inc.(1)	75,781	3,818,605
DuPont de Nemours, Inc.(1)	494,094	33,909,671
Eastman Chemical Co.	1,062	86,489
Ecolab, Inc.	690,911	100,569,005
FMC Corp.	817	101,962
International Flavors & Fragrances, Inc.	5,000	524,200
Linde PLC(1)	385,761	125,827,523

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV, Class A	4,063	$ 337,351
NewMarket Corp.	3,923	1,220,485
Nutrien, Ltd.	11,227	819,908
PPG Industries, Inc.	431,052	54,200,478
RPM International, Inc.	3,433	334,546
Scotts Miracle-Gro Co. (The)	136	6,608
Sherwin-Williams Co. (The)	192,914	45,784,280
		$ 418,005,937
Commercial Services & Supplies — 0.4%
Brady Corp., Class A	258	$ 12,152
Cintas Corp.	1,840	830,981
Copart, Inc.(1)	9,542	581,012
HNI Corp.	108,151	3,074,733
IAA, Inc.(1)	310	12,400
MSA Safety, Inc.	83,272	12,006,990
Republic Services, Inc.	4,227	545,241
Rollins, Inc.	60,814	2,222,143
Stericycle, Inc.(1)	4,350	217,021
Waste Connections, Inc.(1)	115,655	15,331,227
Waste Management, Inc.	499,468	78,356,540
		$ 113,190,440
Communications Equipment — 1.8%
Arista Networks, Inc.(1)	2,900,304	$ 351,951,890
Cisco Systems, Inc.	3,619,050	172,411,542
Juniper Networks, Inc.	108,445	3,465,902
Motorola Solutions, Inc.	60,439	15,575,735
		$ 543,405,069
Construction & Engineering — 0.0%(2)
Comfort Systems USA, Inc.(4)	17,894	$ 2,059,241
Fluor Corp.(1)	3,250	112,645
MasTec, Inc.(1)	1,500	127,995
Quanta Services, Inc.	2,649	377,482
		$ 2,677,363
Construction Materials — 0.0%(2)
Vulcan Materials Co.	64,614	$ 11,314,557
		$ 11,314,557
Consumer Finance — 0.7%
American Express Co.	899,152	$ 132,849,708
Bread Financial Holdings, Inc.	686	25,835
Capital One Financial Corp.	70,766	6,578,407
Discover Financial Services	749,479	73,321,531
Security	Shares	Value
Consumer Finance (continued)
LendingClub Corp.(1)	6,665	$ 58,652
Synchrony Financial	78,799	2,589,335
		$ 215,423,468
Containers & Packaging — 0.1%
Amcor PLC(1)	940,774	$ 11,204,618
AptarGroup, Inc.	65,000	7,148,700
Avery Dennison Corp.	11,774	2,131,094
Ball Corp.	63,819	3,263,704
Crown Holdings, Inc.	13,787	1,133,429
International Paper Co.	36,077	1,249,346
Packaging Corp. of America	13,103	1,676,005
Sealed Air Corp.	27,104	1,351,948
Sonoco Products Co.	2,297	139,451
WestRock Co.(1)	22,073	776,087
		$ 30,074,382
Distributors — 0.0%(2)
Genuine Parts Co.	22,932	$ 3,978,931
LKQ Corp.	81,118	4,332,513
Pool Corp.	10,691	3,232,210
		$ 11,543,654
Diversified Consumer Services — 0.0%(2)
Bright Horizons Family Solutions, Inc.(1)	6,150	$ 388,065
H&R Block, Inc.	18,127	661,817
Service Corp. International	16,140	1,115,919
		$ 2,165,801
Diversified Financial Services — 2.9%
Apollo Global Management, Inc.	115,830	$ 7,388,796
Berkshire Hathaway, Inc., Class A(1)	605	283,570,131
Berkshire Hathaway, Inc., Class B(1)	1,935,596	597,905,604
		$ 888,864,531
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	1,224,364	$ 22,540,541
Verizon Communications, Inc.	944,653	37,219,328
		$ 59,759,869
Electric Utilities — 1.1%
ALLETE, Inc.	16,987	$ 1,095,831
Alliant Energy Corp.	21,344	1,178,402
American Electric Power Co., Inc.	238,415	22,637,504
Constellation Energy Corp.	10,429	899,084
Duke Energy Corp.	1,004,408	103,443,980

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Electric Utilities (continued)
Edison International	510,006	$ 32,446,582
Entergy Corp.	2,640	297,000
Exelon Corp.	31,911	1,379,513
IDACORP, Inc.	565	60,935
NextEra Energy, Inc.	1,762,855	147,374,678
NRG Energy, Inc.	3,136	99,788
Portland General Electric Co.	20,000	980,000
PPL Corp.	2,700	78,894
Southern Co. (The)	238,747	17,048,923
Xcel Energy, Inc.	266,196	18,663,002
		$ 347,684,116
Electrical Equipment — 0.9%
Acuity Brands, Inc.	5,321	$ 881,211
AMETEK, Inc.	55,707	7,783,382
Eaton Corp. PLC	100,148	15,718,229
Emerson Electric Co.	1,974,658	189,685,647
Generac Holdings, Inc.(1)	2,476	249,234
Hubbell, Inc.(1)	62,461	14,658,347
Rockwell Automation, Inc.	139,557	35,945,697
		$ 264,921,747
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	24,679	$ 1,879,059
Badger Meter, Inc.	4,500	490,635
CDW Corp.	144,442	25,794,452
Corning, Inc.	1,268,801	40,525,504
IPG Photonics Corp.(1)	25,541	2,417,967
Keysight Technologies, Inc.(1)	12,704	2,173,273
Littelfuse, Inc.	91,856	20,226,691
Methode Electronics, Inc.	27,000	1,197,990
TE Connectivity, Ltd.	64,747	7,432,956
Teledyne Technologies, Inc.(1)	12,020	4,806,918
Trimble, Inc.(1)	198,434	10,032,823
Vontier Corp.	3,985	77,030
Zebra Technologies Corp., Class A(1)	52,044	13,344,602
		$ 130,399,900
Energy Equipment & Services — 0.3%
ChampionX Corp.(1)	6,002	$ 173,998
Core Laboratories NV	16,652	337,536
Expro Group Holdings N.V.(1)	250,000	4,532,500
Halliburton Co.	691,982	27,229,492
NOV, Inc.	5,400	112,806
Security	Shares	Value
Energy Equipment & Services (continued)
Schlumberger, Ltd.	855,185	$ 45,718,190
Transocean, Ltd.(1)	745	3,397
		$ 78,107,919
Entertainment — 1.4%
Activision Blizzard, Inc.	128,430	$ 9,831,317
Electronic Arts, Inc.	150,119	18,341,539
Live Nation Entertainment, Inc.(1)	20,744	1,446,687
NetEase, Inc., ADR	510	37,041
Netflix, Inc.(1)	234,398	69,119,282
ROBLOX Corp., Class A(1)	905,777	25,778,414
Roku, Inc., Class A(1)	26,288	1,069,922
Spotify Technology S.A.(1)	79,198	6,252,682
Take-Two Interactive Software, Inc.(1)	23,883	2,486,937
Walt Disney Co. (The)(1)	3,401,980	295,564,022
Warner Bros. Discovery, Inc.(1)	644,836	6,113,045
		$ 436,040,888
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Homes 4 Rent, Class A	166,000	$ 5,003,240
American Tower Corp.	97,156	20,583,470
AvalonBay Communities, Inc.	7,000	1,130,640
Boston Properties, Inc.	60	4,055
Brixmor Property Group, Inc.	45,000	1,020,150
Broadstone Net Lease, Inc.	19,453	315,333
Crown Castle, Inc.	1,609	218,245
Digital Realty Trust, Inc.	75	7,520
EastGroup Properties, Inc.	618,809	91,620,861
Equinix, Inc.	990	648,480
Extra Space Storage, Inc.	1,800	264,924
Federal Realty Investment Trust	1,300	131,352
Healthpeak Properties, Inc.	535,000	13,412,450
Host Hotels & Resorts, Inc.	528,986	8,490,225
Mid-America Apartment Communities, Inc.	457	71,744
National Storage Affiliates Trust(4)	170,000	6,140,400
PotlatchDeltic Corp.	60,000	2,639,400
ProLogis, Inc.	40,987	4,620,464
Public Storage	86,114	24,128,282
Realty Income Corp.	100,779	6,392,412
Regency Centers Corp.	405	25,312
SBA Communications Corp.	6,025	1,688,868
Simon Property Group, Inc.	8,192	962,396
Sun Communities, Inc.	86,445	12,361,635
Ventas, Inc.	98,914	4,456,076
		$ 206,337,934

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	925,289	$ 422,394,429
Kroger Co. (The)	701,785	31,285,575
Sprouts Farmers Market, Inc.(1)	293,294	9,493,927
Sysco Corp.	654,709	50,052,503
Walgreens Boots Alliance, Inc.(1)	505,440	18,883,238
Walmart, Inc.	86,257	12,230,380
		$ 544,340,052
Food Products — 1.5%
Archer-Daniels-Midland Co.	137,778	$ 12,792,687
Campbell Soup Co.	748,065	42,452,689
Conagra Brands, Inc.	699,690	27,078,003
Flowers Foods, Inc.	774,473	22,258,354
General Mills, Inc.	171,296	14,363,170
Hain Celestial Group, Inc. (The)(1)	13,632	220,566
Hershey Co. (The)	246,121	56,994,240
Hormel Foods Corp.	366,066	16,674,306
J&J Snack Foods Corp.	33,410	5,001,811
JM Smucker Co. (The)	19,721	3,124,990
Kellogg Co.	73,321	5,223,388
Kraft Heinz Co. (The)	189,995	7,734,696
Lamb Weston Holdings, Inc.(1)	155,211	13,869,655
McCormick & Co., Inc., Non Voting Shares	191,943	15,910,155
Mondelez International, Inc., Class A(1)	1,235,900	82,372,735
Nestle S.A.(1)	993,348	114,740,985
Tyson Foods, Inc., Class A	50,810	3,162,923
Tyson Foods, Inc., Class A(4)	22,540	1,403,115
		$ 445,378,468
Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	2,015,874	$ 221,322,807
Alcon, Inc.	22,924	1,571,440
Align Technology, Inc.(1)	20,794	4,385,455
Baxter International, Inc.	39,731	2,025,089
Becton, Dickinson and Co.	155,907	39,647,150
Boston Scientific Corp.(1)	680,931	31,506,678
DENTSPLY SIRONA, Inc.	126,017	4,012,381
DexCom, Inc.(1)	654,568	74,123,280
Edwards Lifesciences Corp.(1)	31,569	2,355,363
Embecta Corp.	28,297	715,631
IDEXX Laboratories, Inc.(1)	23,216	9,471,199
Inari Medical, Inc.(1)	511,116	32,486,533
Insulet Corp.(1)	10,198	3,002,189
Integra LifeSciences Holdings Corp.(1)	2,955,898	165,737,201
Intuitive Surgical, Inc.(1)	528,489	140,234,556
Medtronic PLC	546,950	42,508,954
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Penumbra, Inc.(1)	105,243	$ 23,412,358
ResMed, Inc.	32,670	6,799,607
Shockwave Medical, Inc.(1)	3,432	705,654
Smith & Nephew PLC ADR	5,500	147,895
STERIS PLC(1)	3,190	589,161
Stryker Corp.	343,734	84,039,526
Teleflex, Inc.	14,475	3,613,394
Zimmer Biomet Holdings, Inc.(1)	151,840	19,359,600
Zimvie, Inc.(1)	15,283	142,743
		$ 913,915,844
Health Care Providers & Services — 3.3%
Acadia Healthcare Co., Inc.(1)	32,000	$ 2,634,240
AmerisourceBergen Corp.	2,501	414,441
Cardinal Health, Inc.	21,017	1,615,577
Centene Corp.(1)	172,873	14,177,315
Cigna Corp.(1)	48,559	16,089,539
CVS Health Corp.	1,992,133	185,646,874
DaVita, Inc.(1)	246,671	18,418,923
Elevance Health, Inc.(1)	150,036	76,963,967
Ensign Group, Inc. (The)	51,487	4,871,185
Guardant Health, Inc.(1)	145,805	3,965,896
HCA Healthcare, Inc.	336,677	80,789,013
Henry Schein, Inc.(1)	26,348	2,104,415
Humana, Inc.	4,117	2,108,686
Laboratory Corp. of America Holdings	2,067	486,737
McKesson Corp.	150,389	56,413,922
Molina Healthcare, Inc.(1)	18,585	6,137,139
Oak Street Health, Inc.(1)	734,379	15,796,492
Progyny, Inc.(1)	15,525	483,604
Quest Diagnostics, Inc.	1,115	174,430
Tenet Healthcare Corp.(1)	32,363	1,578,991
UnitedHealth Group, Inc.	996,426	528,285,137
		$ 1,019,156,523
Health Care Technology — 0.0%(2)
Doximity, Inc., Class A(1)	118,400	$ 3,973,504
Teladoc Health, Inc.(1)	93,070	2,201,105
Veeva Systems, Inc., Class A(1)	33,508	5,407,521
		$ 11,582,130
Hotels, Restaurants & Leisure — 3.4%
Airbnb, Inc., Class A(1)	236,236	$ 20,198,178
Aramark (1)	148,020	6,119,147
Booking Holdings, Inc.(1)	52,915	106,638,541
Carnival Corp.(1)	22,069	177,876

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.(1)	120,458	$ 167,134,271
Choice Hotels International, Inc.	49,631	5,590,436
Darden Restaurants, Inc.	77,690	10,746,858
Domino's Pizza, Inc.	3,071	1,063,794
Draftkings, Inc., Class A(1)	550	6,265
Expedia Group, Inc.(1)	94,945	8,317,182
Hilton Worldwide Holdings, Inc.	106,201	13,419,558
Hyatt Hotels Corp., Class A(1)	1,353,442	122,418,829
Marriott International, Inc., Class A	1,115,753	166,124,464
McDonald's Corp.	155,004	40,848,204
MGM Resorts International	892,202	29,915,533
Penn Entertainment, Inc.(1)	30,956	919,393
Royal Caribbean Cruises, Ltd.(1)	1,900	93,917
Starbucks Corp.	2,552,969	253,254,525
Texas Roadhouse, Inc.	417,127	37,937,701
Trip.com Group, Ltd., ADR(1)	5,200	178,880
Yum China Holdings, Inc.(1)	295,802	16,165,579
Yum! Brands, Inc.	151,990	19,466,879
		$ 1,026,736,010
Household Durables — 0.2%
D.R. Horton, Inc.	43,075	$ 3,839,706
Helen of Troy, Ltd.(1)	645	71,537
Leggett & Platt, Inc.	94,579	3,048,281
Lennar Corp., Class A	48,693	4,406,716
Lennar Corp., Class B	21	1,570
Mohawk Industries, Inc.(1)	20,864	2,132,718
Newell Brands, Inc.	123,465	1,614,922
NVR, Inc.(1)	1,822	8,404,121
PulteGroup, Inc.	222,055	10,110,164
Tempur Sealy International, Inc.	680,430	23,359,162
Toll Brothers, Inc.	4,378	218,550
Whirlpool Corp.	1,646	232,843
		$ 57,440,290
Household Products — 1.9%
Church & Dwight Co., Inc.	217,268	$ 17,513,974
Clorox Co. (The)	21,183	2,972,610
Colgate-Palmolive Co.	2,827,142	222,750,518
Energizer Holdings, Inc.	10,496	352,141
Kimberly-Clark Corp.	109,242	14,829,602
Procter & Gamble Co. (The)	2,169,454	328,802,448
		$ 587,221,293
Industrial Conglomerates — 0.7%
3M Co.	606,798	$ 72,767,216
Security	Shares	Value
Industrial Conglomerates (continued)
General Electric Co.	763,595	$ 63,981,625
Honeywell International, Inc.	405,496	86,897,793
		$ 223,646,634
Insurance — 1.9%
Aflac, Inc.	920,714	$ 66,236,165
Allstate Corp. (The)	23,233	3,150,395
American International Group, Inc.	140,591	8,890,975
Aon PLC, Class A	177,456	53,261,644
Arch Capital Group, Ltd.(1)	286,437	17,982,515
Arthur J. Gallagher & Co.	550,616	103,813,141
Assurant, Inc.	19,372	2,422,662
Brighthouse Financial, Inc.(1)	936	47,989
Brookfield Reinsurance, Ltd.(1)	1,615	50,533
Brown & Brown, Inc.	407	23,187
Chubb, Ltd.(1)	61,972	13,671,023
Cincinnati Financial Corp.	117,210	12,001,132
Fidelity National Financial, Inc.(1)	58,987	2,219,091
First American Financial Corp.	1,227	64,221
Globe Life, Inc.(1)	208,454	25,129,130
Hartford Financial Services Group, Inc.	218,798	16,591,452
Lincoln National Corp.	73,007	2,242,775
Markel Corp.(1)	27,395	36,092,639
Marsh & McLennan Cos., Inc.	286,604	47,427,230
MetLife, Inc.	19,398	1,403,833
Old Republic International Corp.	57,300	1,383,795
Principal Financial Group, Inc.	112,528	9,443,350
Progressive Corp. (The)	983,264	127,539,173
Prudential Financial, Inc.	22,159	2,203,934
Reinsurance Group of America, Inc.	6,425	912,928
Ryan Specialty Holdings, Inc., Class A(1)(4)	28,103	1,166,555
Travelers Cos., Inc. (The)	146,278	27,425,662
Trisura Group, Ltd.(1)	496	16,604
W.R. Berkley Corp.	43,875	3,184,009
Willis Towers Watson PLC(1)	70	17,121
		$ 586,014,863
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A(1)	6,254,930	$ 551,872,474
Alphabet, Inc., Class C(1)	7,881,052	699,285,744
Baidu, Inc.(1)	136,627	15,627,396
CarGurus, Inc.(1)	37,803	529,620
IAC, Inc.(1)	13,536	600,998
Match Group, Inc.(1)	398,418	16,530,363
Meta Platforms, Inc., Class A(1)	2,513,474	302,471,461
Pinterest, Inc., Class A(1)	2,540,426	61,681,543

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
Snap, Inc., Class A(1)	629,323	$ 5,632,441
Vimeo, Inc.(1)	97,055	332,899
Yelp, Inc.(1)	149,508	4,087,549
ZipRecruiter, Inc., Class A(1)	332,657	5,462,228
		$ 1,664,114,716
Internet & Direct Marketing Retail — 2.5%
Alibaba Group Holding, Ltd., ADR(1)	266,843	$ 23,506,200
Altaba, Inc.(1)(5)	114,070	431,185
Amazon.com, Inc.(1)	8,642,089	725,935,476
DoorDash, Inc., Class A(1)	126,839	6,192,280
eBay, Inc.	330,900	13,722,423
Etsy, Inc.(1)	10,937	1,310,034
Qurate Retail, Inc., Series A(1)	99,802	162,677
Wayfair, Inc., Class A(1)	60,022	1,974,123
		$ 773,234,398
IT Services — 3.6%
Accenture PLC, Class A	1,085,382	$ 289,623,333
Affirm Holdings, Inc.(1)	379,636	3,671,080
Akamai Technologies, Inc.(1)	257,365	21,695,869
Amdocs, Ltd.	43,944	3,994,510
Automatic Data Processing, Inc.	310,374	74,135,934
Block, Inc., Class A(1)	434,159	27,282,552
Broadridge Financial Solutions, Inc.	108,827	14,596,966
CGI, Inc.(1)	200	17,226
Cognizant Technology Solutions Corp., Class A	55,060	3,148,881
Fidelity National Information Services, Inc.	22,757	1,544,062
Fiserv, Inc.(1)	863,094	87,232,911
Gartner, Inc.(1)	7,866	2,644,077
Global Payments, Inc.	65,353	6,490,860
International Business Machines Corp.	512,705	72,235,007
Jack Henry & Associates, Inc.	76,657	13,457,903
Kyndryl Holdings, Inc.(1)	50,183	558,035
Mastercard, Inc., Class A	224,503	78,066,428
Okta, Inc.(1)	319,829	21,853,916
Paychex, Inc.	51,475	5,948,451
PayPal Holdings, Inc.(1)	252,678	17,995,727
Sabre Corp.(1)	207,290	1,281,052
Shopify, Inc., Class A(1)	125,240	4,347,080
Snowflake, Inc., Class A(1)	125,608	18,029,772
Twilio, Inc., Class A(1)	555,411	27,192,923
VeriSign, Inc.(1)	5,954	1,223,190
Visa, Inc., Class A	1,459,706	303,268,519
Western Union Co. (The)	21,882	301,315
		$ 1,101,837,579
Security	Shares	Value
Leisure Products — 0.1%
Hasbro, Inc.	8,057	$ 491,558
Mattel, Inc.(1)	10,936	195,098
Polaris, Inc.	79,672	8,046,872
Topgolf Callaway Brands Corp.(1)	1,165,163	23,011,969
		$ 31,745,497
Life Sciences Tools & Services — 1.6%
10X Genomics, Inc., Class A(1)	467,079	$ 17,020,359
Agilent Technologies, Inc.	681,925	102,050,076
Avantor, Inc.(1)	120,000	2,530,800
Bio-Rad Laboratories, Inc., Class A(1)	52	21,865
Bio-Techne Corp.	34,388	2,850,077
Charles River Laboratories International, Inc.(1)	239	52,078
Danaher Corp.	583,645	154,911,056
Illumina, Inc.(1)	56,324	11,388,713
IQVIA Holdings, Inc.(1)	74,076	15,177,432
Mettler-Toledo International, Inc.(1)	1,000	1,445,450
NeoGenomics, Inc.(1)	197,625	1,826,055
PerkinElmer, Inc.	193,852	27,181,927
Thermo Fisher Scientific, Inc.	216,598	119,278,353
Waters Corp.(1)	4,063	1,391,903
West Pharmaceutical Services, Inc.	69,161	16,277,041
		$ 473,403,185
Machinery — 2.2%
Caterpillar, Inc.	411,931	$ 98,682,190
Cummins, Inc.	1,688	408,985
Deere & Co.	236,079	101,221,232
Donaldson Co., Inc.	184,029	10,833,787
Dover Corp.	376,904	51,036,571
Fortive Corp.(1)	33,376	2,144,408
Illinois Tool Works, Inc.	1,283,404	282,733,901
Ingersoll Rand, Inc.	171,795	8,976,289
Lincoln Electric Holdings, Inc.	53,660	7,753,333
Middleby Corp.(1)	2,000	267,800
Nordson Corp.	4,500	1,069,740
Otis Worldwide Corp.	438,031	34,302,208
PACCAR, Inc.	186,094	18,417,723
Parker-Hannifin Corp.	27,492	8,000,172
Pentair PLC	75	3,373
Snap-on, Inc.	29,674	6,780,212
Stanley Black & Decker, Inc.	288	21,635
Toro Co. (The)	14,128	1,599,290
Trinity Industries, Inc.	11,100	328,227

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	180,996	$ 18,065,211
Xylem, Inc.	112,894	12,482,690
		$ 665,128,977
Media — 0.2%
Charter Communications, Inc., Class A(1)	5,983	$ 2,028,835
Comcast Corp., Class A	1,350,022	47,210,269
Fox Corp., Class A(1)	50,412	1,531,012
Interpublic Group of Cos., Inc. (The)	976	32,511
Loyalty Ventures, Inc.(1)	274	660
News Corp., Class A(1)	32,000	582,400
Omnicom Group, Inc.	16,403	1,337,993
Paramount Global, Class B	612,221	10,334,291
Trade Desk, Inc. (The), Class A(1)	1,000	44,830
		$ 63,102,801
Metals & Mining — 0.2%
Alcoa Corp.(1)	4,214	$ 191,610
BHP Group, Ltd. ADR	800	49,640
Cleveland-Cliffs, Inc.(1)	278,121	4,480,529
Freeport-McMoRan, Inc.	113,111	4,298,218
Glencore PLC(1)	598,405	3,990,550
Newmont Corp.	103	4,862
Nucor Corp.	242,762	31,998,459
Steel Dynamics, Inc.	232,124	22,678,515
		$ 67,692,383
Multiline Retail — 0.1%
Dollar General Corp.	520	$ 128,050
Dollar Tree, Inc.(1)	207,240	29,312,026
Nordstrom, Inc.	3,192	51,519
Target Corp.	48,083	7,166,290
		$ 36,657,885
Multi-Utilities — 0.2%
Ameren Corp.	1,400	$ 124,488
Black Hills Corp.	783	55,076
Consolidated Edison, Inc.	525,151	50,052,142
Dominion Energy, Inc.	17,002	1,042,562
DTE Energy Co.	77,124	9,064,384
NiSource, Inc.	828	22,704
Public Service Enterprise Group, Inc.	6,921	424,050
Sempra Energy	67,907	10,494,348
WEC Energy Group, Inc.	15,006	1,406,962
		$ 72,686,716
Security	Shares	Value
Oil, Gas & Consumable Fuels — 4.2%
Antero Resources Corp.(1)	1,341,986	$ 41,588,146
Cheniere Energy, Inc.	646,170	96,899,653
Chevron Corp.	1,346,811	241,739,106
ConocoPhillips	868,054	102,430,372
Devon Energy Corp.	55,390	3,407,039
Diamondback Energy, Inc.	126,319	17,277,913
DT Midstream, Inc.(1)	31,712	1,752,405
Enbridge, Inc.	4,983	194,835
EOG Resources, Inc.	1,161,268	150,407,431
EQT Corp.	172,074	5,821,264
Equitrans Midstream Corp.(1)	144,379	967,339
Exxon Mobil Corp.	4,228,845	466,441,604
Hess Corp.	53,310	7,560,424
HF Sinclair Corp.	9,171	475,883
Kinder Morgan, Inc.	114,876	2,076,958
Magnolia Oil & Gas Corp., Class A(1)	245,547	5,758,077
Marathon Petroleum Corp.	215,166	25,043,171
Murphy Oil Corp.	44,823	1,927,837
Occidental Petroleum Corp.	435,211	27,413,941
ONEOK, Inc.	147,290	9,676,953
Phillips 66(1)	202,729	21,100,034
Pioneer Natural Resources Co.	31,687	7,236,994
Range Resources Corp.	664,831	16,634,072
Shell PLC	100	5,695
Texas Pacific Land Corp.	6,565	15,389,870
Valero Energy Corp.	17,838	2,262,929
Williams Cos., Inc. (The)	34,025	1,119,423
		$ 1,272,609,368
Paper and Forest Products — 0.0%(2)
Sylvamo Corp.	3,229	$ 156,897
		$ 156,897
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	197,971	$ 49,118,585
Haleon PLC ADR(1)	10,395	83,160
Unilever PLC ADR	70,897	3,569,664
		$ 52,771,409
Pharmaceuticals — 5.9%
AstraZeneca PLC ADR	1,319,901	$ 89,489,288
Bausch Health Cos., Inc.(1)	4,389	27,563
Bristol-Myers Squibb Co.	2,585,047	185,994,132
Catalent, Inc.(1)	45,943	2,067,894
Eli Lilly & Co.	1,834,808	671,246,159
GSK PLC ADR	9,490	333,478

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	2,621,714	$ 463,125,778
Merck & Co., Inc.	1,738,405	192,876,035
Novartis AG ADR	145,139	13,167,010
Novo Nordisk A/S ADR	56,211	7,607,597
Organon & Co.	160,960	4,495,613
Pfizer, Inc.	2,377,976	121,847,490
Reata Pharmaceuticals, Inc., Class A(1)	4,694	178,325
Roche Holding AG ADR	38,814	1,519,568
Sanofi ADR	6,100	295,423
Takeda Pharmaceutical Co., Ltd. ADR(1)	5,036	78,561
Teva Pharmaceutical Industries, Ltd., ADR(1)	5,106	46,567
Viatris, Inc.	141,138	1,570,866
Zoetis, Inc.(1)	307,471	45,059,875
		$ 1,801,027,222
Professional Services — 0.4%
ASGN, Inc.(1)	284,823	$ 23,207,378
Booz Allen Hamilton Holding Corp.	162,364	16,970,285
CACI International, Inc., Class A(1)	19,784	5,946,873
Equifax, Inc.	14,485	2,815,305
Exponent, Inc.	14,326	1,419,563
ICF International, Inc.	47,981	4,752,518
Jacobs Solutions, Inc.	85,615	10,279,793
Thomson Reuters Corp.	184,536	21,050,022
TriNet Group, Inc.(1)	23,100	1,566,180
Verisk Analytics, Inc.	270,734	47,762,892
		$ 135,770,809
Real Estate Management & Development — 0.0%(2)
Zillow Group, Inc., Class A(1)	10,638	$ 332,012
Zillow Group, Inc., Class C(1)	21,276	685,300
		$ 1,017,312
Road & Rail — 1.3%
Canadian National Railway Co.	124,084	$ 14,751,106
Canadian Pacific Railway, Ltd.	10,807	806,094
CSX Corp.	1,984,382	61,476,154
J.B. Hunt Transport Services, Inc.	17,448	3,042,233
Lyft, Inc., Class A(1)	160,326	1,766,793
Norfolk Southern Corp.	380,263	93,704,408
Old Dominion Freight Line, Inc.	3,400	964,852
Rxo, Inc.(1)	67,458	1,160,278
Uber Technologies, Inc.(1)	3,699,519	91,489,105
Union Pacific Corp.	676,566	140,096,522
XPO, Inc.(1)	67,458	2,245,677
		$ 411,503,222
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc.(1)	64,937	$ 4,205,969
Analog Devices, Inc.	502,851	82,482,650
Applied Materials, Inc.	567,578	55,270,746
ASML Holding NV - NY Shares	12,672	6,923,981
Broadcom, Inc.(1)	119,304	66,706,446
Cirrus Logic, Inc.(1)	50,300	3,746,344
Enphase Energy, Inc.(1)	57,500	15,235,200
Intel Corp.	4,425,849	116,975,189
KLA Corp.	605	228,103
Lam Research Corp.	82,291	34,586,907
Marvell Technology, Inc.	95,691	3,544,395
Microchip Technology, Inc.	1,109,179	77,919,825
Micron Technology, Inc.	636,817	31,828,114
Micron Technology, Inc.(4)	11,829	591,213
Monolithic Power Systems, Inc.	4,000	1,414,440
NVIDIA Corp.	2,558,996	373,971,675
NXP Semiconductors NV	14,754	2,331,575
ON Semiconductor Corp.(1)	229,518	14,315,038
Qorvo, Inc.(1)	13,586	1,231,435
QUALCOMM, Inc.	2,594,113	285,196,783
Silicon Laboratories, Inc.(1)	67,435	9,148,906
Skyworks Solutions, Inc.	1,000	91,130
SolarEdge Technologies, Inc.(1)	1,000	283,270
Teradyne, Inc.	13,157	1,149,264
Texas Instruments, Inc.	953,711	157,572,131
		$ 1,346,950,729
Software — 8.4%
Adobe, Inc.(1)	430,743	$ 144,957,942
ANSYS, Inc.(1)	154,179	37,248,105
Autodesk, Inc.(1)	33,712	6,299,761
Box, Inc., Class A(1)	106,049	3,301,305
Cadence Design Systems, Inc.(1)	639,061	102,658,759
Cerence, Inc.(1)	783	14,509
Check Point Software Technologies, Ltd.(1)	82,484	10,406,181
Coupa Software, Inc.(1)	54,504	4,315,082
Crowdstrike Holdings, Inc., Class A(1)	433,003	45,590,886
DocuSign, Inc.(1)	1,146,298	63,527,835
Dolby Laboratories, Inc., Class A	1,232	86,905
Dropbox, Inc., Class A(1)	3,191,403	71,423,599
Envestnet, Inc.(1)	87,353	5,389,680
Fortinet, Inc.(1)	148,420	7,256,254
Gen Digital, Inc.	121,376	2,601,088
Guidewire Software, Inc.(1)	63,449	3,969,369
Hashicorp, Inc.(1)	29,947	818,751
Intuit, Inc.	129,837	50,535,157

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Software (continued)
Manhattan Associates, Inc.(1)	77,673	$ 9,429,502
Microsoft Corp.	5,423,454	1,300,652,738
nCino, Inc.(1)	25,000	661,000
NCR Corp.(1)	190	4,448
NICE, Ltd. ADR(1)	900	173,070
Nutanix, Inc., Class A(1)	18,402	479,372
Olo, Inc., Class A(1)	64,200	401,250
Oracle Corp.	445,550	36,419,257
Palantir Technologies, Inc., Class A(1)	3,040,678	19,521,153
Palo Alto Networks, Inc.(1)	711,853	99,331,968
Paycom Software, Inc.(1)	552,844	171,553,022
PTC, Inc.(1)	2,430	291,697
Qualys, Inc.(1)	116,090	13,028,781
RingCentral, Inc., Class A(1)	18,835	666,759
Roper Technologies, Inc.	37,107	16,033,564
Salesforce, Inc.(1)	422,862	56,067,273
SAP SE ADR	2,796	288,519
ServiceNow, Inc.(1)	227,636	88,384,230
Smartsheet, Inc., Class A(1)	227,811	8,966,641
Splunk, Inc.(1)	388,076	33,409,463
Synopsys, Inc.(1)	36,393	11,619,921
Teradata Corp.(1)	318	10,704
Tyler Technologies, Inc.(1)	232,333	74,906,482
VMware, Inc., Class A(1)	9,304	1,142,159
Workday, Inc., Class A(1)	248,928	41,653,122
Zscaler, Inc.(1)	99,213	11,101,935
		$ 2,556,599,198
Specialty Retail — 2.9%
Advance Auto Parts, Inc.	16,346	$ 2,403,352
AutoNation, Inc.(1)	17,962	1,927,323
AutoZone, Inc.(1)	2,520	6,214,774
Bath & Body Works, Inc.(1)	430,499	18,141,228
Bed Bath & Beyond, Inc.(1)	15,000	37,650
Best Buy Co., Inc.	343,446	27,547,804
Burlington Stores, Inc.(1)	16,288	3,302,555
CarMax, Inc.(1)	34,010	2,070,869
Dick's Sporting Goods, Inc.	61,239	7,366,439
Five Below, Inc.(1)	71,000	12,557,770
Gap, Inc. (The)	75,000	846,000
Home Depot, Inc. (The)	169,946	53,679,143
Lithia Motors, Inc.	80	16,379
Lowe's Cos., Inc.	1,163,176	231,751,186
O'Reilly Automotive, Inc.(1)	250,731	211,624,486
Ross Stores, Inc.	590,159	68,499,755
Signet Jewelers, Ltd.	65,986	4,487,048
Security	Shares	Value
Specialty Retail (continued)
TJX Cos., Inc. (The)	1,702,486	$ 135,517,886
Tractor Supply Co.	248,742	55,959,488
Ulta Beauty, Inc.(1)	96,964	45,482,903
Victoria's Secret & Co.(1)	88,445	3,164,562
Warby Parker, Inc., Class A(1)	4,087	55,134
		$ 892,653,734
Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	14,661,178	$ 1,904,926,858
Dell Technologies, Inc., Class C(1)	50,698	2,039,074
Hewlett Packard Enterprise Co.(1)	394,164	6,290,857
Logitech International S.A.	2,406	149,773
NetApp, Inc.	78,200	4,696,692
Pure Storage, Inc., Class A(1)	1,300,000	34,788,000
Seagate Technology Holdings PLC	6,406	337,020
		$ 1,953,228,274
Textiles, Apparel & Luxury Goods — 1.2%
Columbia Sportswear Co.	19,096	$ 1,672,428
Crocs, Inc.(1)	300	32,529
Hanesbrands, Inc.	36,024	229,112
Kontoor Brands, Inc.(1)	32,734	1,309,033
Levi Strauss & Co., Class A	285,636	4,433,071
Lululemon Athletica, Inc.(1)	7,878	2,523,953
NIKE, Inc., Class B	2,818,569	329,800,759
PVH Corp.	16	1,129
Skechers USA, Inc., Class A(1)	195,345	8,194,723
Tapestry, Inc.(1)	522	19,878
Under Armour, Inc., Class C(1)	500	4,460
VF Corp.	279,743	7,723,704
		$ 355,944,779
Thrifts & Mortgage Finance — 0.0%(2)
Essent Group, Ltd.	96,312	$ 3,744,610
		$ 3,744,610
Tobacco — 0.5%
Altria Group, Inc.	967,603	$ 44,229,133
British American Tobacco PLC ADR	3	120
Philip Morris International, Inc.	1,191,873	120,629,466
		$ 164,858,719
Trading Companies & Distributors — 0.4%
Fastenal Co.	2,056,421	$ 97,309,842
NOW, Inc.(1)	944	11,989

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc.(1)	6,508	$ 2,313,073
W.W. Grainger, Inc.	14,772	8,216,925
		$ 107,851,829
Water Utilities — 0.0%(2)
American Water Works Co., Inc.	23,888	$ 3,641,009
Essential Utilities, Inc.	500	23,865
		$ 3,664,874
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Series L ADR	1,200	$ 21,840
Rogers Communications, Inc., Class B	750	35,130
T-Mobile US, Inc.(1)	168,477	23,586,780
		$ 23,643,750
Total Common Stocks (identified cost $17,954,862,757)		$30,378,309,042

Preferred Stocks — 0.0%(2)
Security	Shares	Value
Internet & Direct Marketing Retail — 0.0%(2)
Qurate Retail, Inc., Series A, 8.00%(1)	2,994	$ 102,575
Total Preferred Stocks (identified cost $168,590)		$ 102,575

Rights — 0.0%(2)
Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(2)
Abiomed, Inc., CVR, (1)(5)	52,449	$ 53,498
Total Rights (identified cost $53,498)		$ 53,498

Short-Term Investments — 0.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(6)	170,972,940	$ 170,972,940
Total Short-Term Investments (identified cost $170,972,940)		$ 170,972,940
Total Investments — 99.9% (identified cost $18,126,057,785)		$30,549,438,055
Other Assets, Less Liabilities — 0.1%		$ 43,624,354
Net Assets — 100.0%		$30,593,062,409
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	Represents an investment in an issuer that is deemed to be an affiliate (see Note 7).
(4)	Restricted security (see Note 5).
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
Abbreviations:
ADR	– American Depositary Receipt
CVR	– Contingent Value Rights

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Unaffiliated investments, at value (identified cost $17,911,976,920)	$ 30,288,322,065
Affiliated investments, at value (identified cost $214,080,865)	261,115,990
Cash	36,626
Dividends receivable	19,979,202
Dividends receivable from affiliated investment	502,195
Receivable for investments sold	35,105,730
Tax reclaims receivable	1,624,644
Total assets	$30,606,686,452
Liabilities
Payable to affiliates:
Investment adviser fee	$ 10,954,169
Trustees' fees	27,125
Accrued expenses	2,642,749
Total liabilities	$ 13,624,043
Net Assets applicable to investors' interest in Portfolio	$30,593,062,409

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $2,974,285)	$ 432,291,619
Dividend income from affiliated investments	7,049,334
Total investment income	$ 439,340,953
Expenses
Investment adviser fee	$ 133,361,879
Trustees’ fees and expenses	108,500
Custodian fee	4,031,620
Professional fees	807,294
Miscellaneous	724,395
Total expenses	$ 139,033,688
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 150,137
Total expense reductions	$ 150,137
Net expenses	$ 138,883,551
Net investment income	$ 300,457,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions(1)	$ 724,641,572
Investment transactions - affiliated investments	53,760,994
Foreign currency transactions	32,250
Net realized gain	$ 778,434,816
Change in unrealized appreciation (depreciation):
Investments	$ (8,489,951,223)
Investments - affiliated investments	(79,974,322)
Foreign currency	(28,640)
Net change in unrealized appreciation (depreciation)	$(8,569,954,185)
Net realized and unrealized loss	$(7,791,519,369)
Net decrease in net assets from operations	$(7,491,061,967)
(1)	Aggregate amount includes $836,962,829 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 300,457,402	$ 225,467,932
Net realized gain	778,434,816	674,550,746
Net change in unrealized appreciation (depreciation)	(8,569,954,185)	6,254,806,403
Net increase (decrease) in net assets from operations	$ (7,491,061,967)	$ 7,154,825,081
Capital transactions:
Contributions	$ 2,468,619,619	$ 3,616,316,912
Withdrawals	(1,697,105,702)	(1,445,245,658)
Net increase in net assets from capital transactions	$ 771,513,917	$ 2,171,071,254
Net increase (decrease) in net assets	$ (6,719,548,050)	$ 9,325,896,335
Net Assets
At beginning of year	$ 37,312,610,459	$ 27,986,714,124
At end of year	$30,593,062,409	$37,312,610,459

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.43% (1)	0.43%	0.44%	0.45%	0.46%
Net investment income	0.93%	0.69%	1.07%	1.28%	1.25%
Portfolio Turnover(2)	3%	1%	1%	1%	1%
Total Return	(19.86)%	25.05%	23.42%	29.87%	(5.02)%
Net assets, end of year (000’s omitted)	$30,593,062	$37,312,610	$27,986,714	$22,013,353	$16,016,046
(1)	The investment adviser reduced a portion of its adviser fee (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(2)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2022, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 3.6%, 6.0%, 3.3%, and 0.6% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 86.5% in the Portfolio (See Note 10).
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR) an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is based upon an annual rate of the Portfolio's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate (Year Ended December 31, 2022)*	Annual Fee Rate (Effective January 13, 2023)**
Up to $500 million	0.6250%	0.5575%
$500 million but less than $1 billion	0.5625%	0.4950%
$1 billion but less than $1.5 billion	0.5000%	0.4325%
$1.5 billion but less than $7 billion	0.4375%	0.3700%
$7 billion but less than $10 billion	0.4250%	0.3575%
$10 billion but less than $15 billion	0.4125%	0.3450%
$15 billion but less than $20 billion	0.4000%	0.3325%
$20 billion but less than $25 billion	0.3900%	0.3225%
$25 billion but less than $30 billion	0.3800%	0.3125%
$30 billion but less than $35 billion	0.3700%	0.3020%
$35 billion but less than $45 billion	0.3650%	0.2970%
$45 billion and over	0.3600%	0.2920%
*	Pursuant to an amendment to the investment advisory agreement effective July 1, 2022, BMR contractually agreed to reduce its investment adviser fee rate of the average daily net assets of $30 billion and over to the rates as stated above.
**	Pursuant to an amendment to the investment advisory agreement effective January 13, 2023, BMR agreed to reduce the annual fee rate of the average daily net asset levels as stated above in order to approximately match the effective annualized fee rate in effect prior the redemption described in Note 10.
For the year ended December 31, 2022, the Portfolio's investment adviser fee amounted to $133,361,879 or 0.41% of the Portfolio's average daily net assets.
Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

adviser fee paid was reduced by $150,137 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $1,638,240,564 and $936,509,672, respectively, for the year ended December 31, 2022. In addition, investors contributed securities with an aggregate market value of $1,818,762,358 and investments having an aggregate market value of $1,558,654,246 were distributed in payment for capital withdrawals during the year ended December 31, 2022.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 5,205,682,469
Gross unrealized appreciation	$ 25,377,154,346
Gross unrealized depreciation	(33,398,760)
Net unrealized appreciation	$25,343,755,586
5  Restricted Securities
At December 31, 2022, the Portfolio owned the following securities (representing less than 0.05% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Description	Date(s) of Acquisition	Eligible for Resale	Shares	Cost	Value
Common Stocks
Comfort Systems USA, Inc.	6/16/2022	6/16/2023	17,894	$ 1,500,019	$ 2,059,241
Micron Technology, Inc.	3/17/2022	3/17/2023	11,829	941,898	591,213
National Storage Affiliates Trust	3/17/2022	3/17/2023	170,000	10,315,540	6,140,400
Ryan Specialty Holdings, Inc., Class A	6/16/2022	6/16/2023	28,103	996,827	1,166,555
Tyson Foods, Inc., Class A	3/17/2022	3/17/2023	22,540	1,965,349	1,403,115
Total Restricted Securities				$15,719,633	$11,360,524

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2022.
7  Investments in Affiliated Issuers and Funds
At December 31, 2022, the value of the Portfolio's investment in affiliated issuers and funds, including funds that may be deemed to be affiliated, was $261,115,990, which represents 0.9% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Morgan Stanley	$208,377,288	$ —	$ (92,024,694)	$ 53,767,805	$ (79,977,349)	$ 90,143,050	$ 4,779,161	1,060,257
Short-Term Investments
Cash Reserves Fund	97,096,177	730,786,970	(827,879,363)	(6,811)	3,027	—	43,116	—
Liquidity Fund	—	631,160,173	(460,187,233)	—	—	170,972,940	2,227,057	170,972,940
Total				$53,760,994	$(79,974,322)	$261,115,990	$7,049,334
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Communication Services	$ 2,246,662,024	$ —	$ —	$ 2,246,662,024
Consumer Discretionary	3,363,395,662	—	431,185	3,363,826,847
Consumer Staples	2,415,368,566	114,740,985	—	2,530,109,551
Energy	1,350,717,287	—	—	1,350,717,287
Financials	4,133,973,972	11,549,583	—	4,145,523,555
Health Care	5,114,839,875	—	—	5,114,839,875

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Industrials	$ 2,835,574,046	$ —	$ —	$ 2,835,574,046
Information Technology	7,632,420,749	—	—	7,632,420,749
Materials	523,253,606	3,990,550	—	527,244,156
Real Estate	207,355,246	—	—	207,355,246
Utilities	424,035,706	—	—	424,035,706
Total Common Stocks	$30,247,596,739	$130,281,118**	$431,185	$30,378,309,042
Preferred Stocks	$ 102,575	$ —	$ —	$ 102,575
Rights	—	—	53,498	53,498
Short-Term Investments	170,972,940	—	—	170,972,940
Total Investments	$30,418,672,254	$130,281,118	$484,683	$30,549,438,055
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio's performance, or the performance of the securities in which the Portfolio invests.
10  Redemption of Unregistered Fund
In October 2022, the Portfolio's Trustees approved the redemption of the unregistered fund's interest in the Portfolio. As of the close of business on January 13, 2023, the unregistered fund redeemed in-kind its entire interest in the Portfolio amounting to $27,556,262,973. The in-kind redemption of the unregistered fund's interest in the Portfolio did not result in the Portfolio's recognition of any gain or loss for federal income tax purposes and is not expected to materially affect the Portfolio's investment strategy, fees and expenses, or tax position. In accordance with GAAP, the Portfolio recognized a net realized gain of approximately $11.3 billion as a result of the redemption in-kind.

Tax-Managed Growth Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2022	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Tax-Managed Growth Fund 1.0
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

157    12.31.22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is a series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 1 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report

(a)-(d)

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2021 and December 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/21	12/31/22
Audit Fees	$16,800	$19,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,252	$350
All Other Fees(3)	$0	$0

Total	$24,052	$19,950

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years.

Fiscal Years Ended	12/31/21	12/31/22
Registrant	$7,252	$350
Eaton Vance(1)	$51,800	$52,836

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 27, 2023

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	February 27, 2023